Filed under Rule 497(e)

Registration No. 002-86188

ANCHOR SERIES TRUST

Multi-Asset Portfolio

(the “Portfolio”)

Supplement to the Statutory Prospectus Dated May 1, 2014

The following changes to the Portfolio are effective June 9, 2014:

In the Portfolio Summary, under Investment Adviser, in the table captioned “Portfolio Managers,” all references to Matthew Megargel, CFA and Francis J. Boggan, CFA are deleted in their entirety.

In the Management section, under Information about the Subadvisers, the information about Wellington Management Company, LLP (“Wellington Management”) with respect to the Multi-Asset Portfolio is deleted and replaced with the following:

The Multi-Asset Portfolio is managed by a team of portfolio managers, which includes Evan S. Grace, CFA, Dáire T. Dunne, CFA, John C. Keogh, Glen M. Goldman, Michael E. Stack, CFA, and Mammen Chally, CFA. Mr. Grace, Director, Asset Allocation Portfolio Manager and Strategist affiliated with Wellington Management and located outside the U.S., joined the firm as an investment professional in 2003. Mr. Dunne, Director and Asset Allocation Strategist affiliated with Wellington Management and located outside the U.S., joined the firm as an investment professional in 2008. Prior to joining Wellington Management, he was a portfolio manager at J.P. Morgan Asset Management in London and New York from 2000-2008. Please see above for the biographies of Messrs. Keogh, Goldman, Stack, and Chally.

Please retain this supplement for future reference.

Dated: June 6, 2014

Versions: AST (Master Combined)